Exhibit 99.2

Definitive Healthcare Names Jon Maack as President Effective November 3, 2022

FRAMINGHAM, MA – November 3, 2022 – Definitive Healthcare Corp. (Nasdaq: DH), an industry leader in healthcare commercial intelligence, today announced Jon Maack has joined the company as President, effective November 3, 2022. Maack will report to Definitive Healthcare CEO Robert Musslewhite and have responsibility for product management, engineering, corporate strategy, and M&A.

“I am thrilled that Jon has decided to join the Definitive Healthcare team,” said Musslewhite. “Jon has a keen strategic mind and decades of healthcare industry experience, particularly with Software-as-a-Service healthcare information companies. Jon’s proven leadership will help him guide the team through the exciting challenges that come with a rapid growth company like Definitive Healthcare.”

Maack most recently served as Chief Strategy and Corporate Development Officer at athenahealth, a leading provider of network-enabled services and mobile applications for medical groups and health systems. Prior to joining athenahealth, Maack served in senior executive leadership roles at Optum, The Advisory Board Company and Bain & Company. He received his B.A. from New York University and his M.B.A. from Wharton.

“I am tremendously excited to join the Definitive Healthcare team,” said Maack, “I’ve dedicated my career to improving the healthcare ecosystem, and joining Definitive Healthcare is the absolute right next step in my journey. The market for healthcare commercial intelligence is still in its early innings, and I can’t wait to jump in with the team to design, build, and deliver the next great set of tools to help our more than 3,000 customers create new paths to commercial success.”

Conference Call Information

Definitive Healthcare will host a conference call today, November 3, 2022, at 5:00 p.m. (Eastern Time) to discuss the Company's financial results and current business outlook. To access the call, dial (844) 826-3033 (domestic) or (412) 317-5185 (international).  The conference ID number is 10170962. Shortly after the conclusion of the call, a replay of this conference call will be available through November 17, 2022 at (844) 512-2921 (domestic) or (412) 317-6671 (international).  The replay passcode is 10170962. A live audio webcast of the event will be available on the Definitive Healthcare’s Investor Relations website at https://ir.definitivehc.com/.

About Definitive Healthcare

At Definitive Healthcare, our passion is to transform data, analytics and expertise into healthcare commercial intelligence. We help clients uncover the right markets, opportunities and people, so they can shape tomorrow’s healthcare industry. Our SaaS platform creates new paths to commercial success in the healthcare market, so companies can identify where to go next. Learn more at definitivehc.com.

Forward-Looking Statements

This press release may include forward-looking statements that reflect our current views with respect to future events and financial performance. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by words or phrases written in the future tense and/or preceded by words such as “likely,” “should,” “may,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or similar words or variations thereof, or the negative thereof, references to future periods, or by the inclusion of forecasts or projections, but these terms are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our outlook, continued growth, customers, and product development, the market for healthcare intelligence, our expectations with respect to the effectiveness of our executive leadership and our related plans, goals and objectives. Forward-looking statements in this press release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event (such as the COVID-19 global pandemic), including the global economic uncertainty and measures taken in response; the short- and long-term effects of the COVID-19 global pandemic, including the pace of recovery or any future resurgence; the ongoing hostility between Russia and Ukraine and global geopolitical tension and the related impact on macroeconomic conditions; actual or potential changes in international, national, regional and local economic business and financial conditions, including recessions, inflation, rising interest rates, volatility in the capital markets and related market uncertainty; the impact of worsening economic conditions on our new and existing customers, and the related impacts on our ability to acquire new customers and generate additional revenue from existing customers; our inability to generate substantially all of our revenue and cash flows from sales of subscriptions to our platform and any decline in demand for our platform and the data we offer; the competitiveness of the market in which we operate and our ability to compete effectively; the failure to maintain and improve our platform, or develop new modules or insights for healthcare commercial intelligence; the inability to obtain and maintain accurate, comprehensive or reliable data, which could result in reduced demand for our platform; the risk that our recent growth rates may not be indicative of our future growth; the inability to achieve or sustain profitability in the future compared to historical levels as we increase investments in our business; the loss of our access to our data providers; the failure to respond to advances in healthcare commercial intelligence; an inability to attract new customers and expand subscriptions of current customers; the risk of cyber-attacks and security vulnerabilities; litigation, investigations or other legal, governmental or regulatory actions; and the possibility that our security measures are breached or unauthorized access to data is otherwise obtained.

Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

For additional discussion of factors that could impact our operational and financial results, refer to Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other subsequent SEC filings, which are or will be available on the Investor Relations page of our website at ir.definitivehc.com and on the SEC website at www.sec.gov.

All information in this press release speaks only as of the date on which it is made. We undertake no obligation to publicly update this information, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Relations Contact:
Brian Denyeau
ICR for Definitive Healthcare
brian.denyeau@icrinc.com
646-277-1251

Media Contacts:
Danielle Johns
djohns@definitivehc.com

Highwire PR
definitivehealthcare@highwirepr.com

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